Going Concern	12 Months Ended
Jul. 31, 2022
Disclosure Of Going Concern [Abstract]
Going Concern

2. Going Concern

These consolidated financial statements have been prepared using International Financial Reporting Standards ("IFRS") as issued by the International Accounting Standards Board ("IASB") applicable to a going concern, which assumes that the Company will be able to continue its operations and will be able to realize its assets and settle its liabilities in the normal course of business as they come due in the foreseeable future.

During the year ended July 31, 2022, the Company reported an operating loss of $1,067,725; cash outflows from operating activities of $116,686 and an accumulated deficit of $1,841,584 and has yet to generate positive cashflows or earnings. The Company had a working capital deficiency of $63,429 and held cash and cash equivalents of $83,238 as at July 31, 2022 ($67,462 at July 31, 2021) which management expects to be sufficient to meet the Company’s expected working capital and operating cash flow needs over the next 12 months. However, the Company also has 8% convertible debentures that mature in December 2022, which will require a cash repayment of $40,140 if the Company cannot extend the terms. Furthermore, the Company remains subject to, amongst others, a minimum liquidity covenant of US$20 million under theAmended senior secured convertible note as well as a requirement to achieve Adjusted EBITDA of not less than US$1.00 for each quarter beginning in the Company’s third quarter of FY23.

These circumstances lend substantial doubt as to the ability of the Company to meet its obligations as they come due and, accordingly, the appropriateness of the use of accounting principles applicable to a going concern. In recognition of these circumstances, the Company has taken the following actions:

• On July 12, 2022, the Company, Tilray Brands Inc. (“Tilray”) and HT Investments MA LLC (“HTI”) amended and restated the terms of the outstanding senior secured convertible note originally issued by the Company to HTI (the “Note”). The amended and restated convertible note (the “Amended senior secured convertible note”) was immediately assigned to Tilray pursuant to the terms of an amended and restated assignment and assumption agreement (Note 20).

• Concurrent with the debt restructuring, the Company received a non-binding Letter of Intent for a $180 million equity purchase agreement (the “equity line of credit” or “ELOC”), from an affiliate of KAOS Capital Ltd (“KAOS”), which could provide the Company access to $5 million capital per month over a 36-month period in order to help meet debt and interest repayments under the amended and reassigned secured note. Under the terms of the ELOC, the Company is to utilize 60% of the acquired proceeds towards the debt and interest payments associated with the Amended senior secured convertible note. The Company received conditional TSX approval on May 13, 2022, replaced and superseded by subsequent approval on June 29, 2022. As of October 31, 2022, the Company has yet to file the prospectus supplement qualifying the distribution and resale by the subscriber of the Put Shares and meet the minimum share price requirement of $0.10 per common share in the first three months and $0.30 thereafter, thus has not been able to draw upon the ELOC.

• On June 17, 2022, the Company’s wholly owned subsidiary Zenabis Global Inc. (“Zenabis”) as well as its direct and indirect wholly-owned subsidiaries (collectively, the “Zenabis Group”), filed a petition (the “CCAA Petition”) with the Superior Court of Québec for protection under the Companies’ Creditors Arrangement Act (“CCAA”) in order to restructure their business and financial affairs. As a result of the CCAA Petition and the resulting loss of control over the Zenabis Group, the Company deconsolidated the assets and liabilities of Zenabis and effectively de-leveraged itself from the $50,732 senior note payable previously associated with Zenabis.

• On July 15, 2022, the Company commenced the termination of the captive insurance program which resulted in the release of $29,994 in cash on September 1, 2022, that had previously been restricted (Note 6). The captive insurance program was replaced by a traditional insurance program that will require annual premiums.

During the second half of the fiscal year, the Company’s new management identified and commenced certain opportunities and cost savings initiatives to fundamentally realign the operating expenses and cashflows to address liquidity issues. These initiatives include:

• Entering into commercial agreements with Tilray including (i) a co-manufacturing agreement providing for  manufacturing services between the parties and (ii) a procurement and cost-savings agreement for efficiencies to be achieved in the business with respect to administrative services, third-party commercial services, procurement, internal distribution services on an ongoing basis through creation of an Efficiencies Committee with joint representation from HEXO and Tilray, and agreeing with Tilray to negotiate an agreement concerning international sales and supply arrangements.

• Reducing of the Company’s total headcount and restructuring the organization for expected future operating and administrative needs;

• Minimizing the Company’s spend on third party service providers and reducing professional fees; and

• Put in a plan to liquidate the Company’s previously announced decommissioned and available for sale assets.

Management believes that the above noted initiatives, combined with existing cash on hand will be sufficient to support operations over the next 12 months. Management is also currently assessing alternative refinancing and settlement options to mitigate the immediate cash payment requirement on the maturity of the 8% convertible notes.

However, there can be no assurances that financing alternatives will be available or available on terms that are acceptable to the Company or that the Company’s initiatives will yield sufficient liquidity or generate positive Adjusted EBITDA, in order for the Company toto meet its financial covenant requirements, and as such, these circumstances create material uncertainties that lend substantial doubt as to the ability of the Company to meet its obligations as they come due and, accordingly, the appropriateness of the use of accounting principles applicable to a going concern.

These consolidated financial statements do not reflect the adjustments to the carrying values of assets and liabilities and the reported expenses and balance sheet classifications that would be necessary if the Company were unable to realize its assets and settle its liabilities as a going concern in the normal course of operations. Such adjustments could be material.